UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                  OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21629


                        SPECIAL VALUE EXPANSION FUND, LLC
               (Exact Name of Registrant as Specified in Charter)

                          2951 28TH STREET, SUITE 1000
                         SANTA MONICA, CALIFORNIA 90405
               (Address of Principal Executive Offices) (Zip Code)

                          DAVID A. HOLLANDER, SECRETARY
                        SPECIAL VALUE EXPANSION FUND, LLC
                          2951 28TH STREET, SUITE 1000
                         SANTA MONICA, CALIFORNIA 90405
                     (Name and Address of Agent for Service)

       Registrant's telephone number, including area code: (310) 566-1000

                                   Copies to:
                             RICHARD T. PRINS, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                                FOUR TIMES SQUARE
                            NEW YORK, NEW YORK 10036


                   Date of fiscal year end: SEPTEMBER 30, 2005

                  Date of reporting period: SEPTEMBER 30, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.


ANNUAL SHAREHOLDER REPORT

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)
September 30, 2005

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                            Annual Shareholder Report

                               September 30, 2005

                                    Contents

Audited Financial Statements

Report of Independent Auditors.................................................2
Statement of Assets and Liabilities............................................3
Statement of Investments in Securities of Unaffiliated Issuers.................4
Statement of Investments in Affiliates.........................................7
Statement of Operations........................................................8
Statements of Changes in Net Assets............................................9
Statement of Cash Flows.......................................................10
Notes to Financial Statements.................................................11

Supplemental Information

Portfolio Asset Allocation (Unaudited)........................................29
Directors and Officers (Unaudited)............................................30
Changes in Persons Primarily Responsible for Portfolio Management (Unaudited).35


Special Value Expansion Fund, LLC (the "Company") files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Company's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company's proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC's website at http://www.sec.gov or by calling the Company's adviser, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

                         Report of Independent Auditors

To the Shareholders and Board of Directors of Special Value Expansion Fund, LLC

We have audited the accompanying statement of assets and liabilities of Special Value Expansion Fund, LLC (a Delaware Limited Liability Company) (the Company), including the statements of investments, as of September 30, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended and for the period from September 1, 2004 (commencement of operations) to September 30, 2004, and the financial highlights for the year then ended and for the period from September 1, 2004 (commencement of operations) to September 30, 2004. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Value Expansion Fund, LLC (a Delaware Limited Liability Company) at September 30, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year then ended and for the period from September 1, 2004 (commencement of operations) to September 30, 2004, and the financial highlights for the year then ended and for the period from September 1, 2004 (commencement of operations) to September 30, 2004, in conformity with U.S. generally accepted accounting principles.


                                                    Ernst & Young LLP

Los Angeles, California
November 2, 2005

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                       Statement of Assets and Liabilities

                               September 30, 2005

                                                                                           Cost         Fair Value
                                                                                      -------------    -------------
Assets

Investments in securities of unaffiliated issuers:
  Debt securities                                                                     $ 136,063,847    $ 140,932,091
  Equity securities                                                                         262,483          405,518
                                                                                      -------------    -------------
Total investments in securities of unaffiliated issuers                                 136,326,330      141,337,609

Investments in affiliates:
  Debt securities                                                                         7,792,261        8,515,732
  Equity securities                                                                       8,466,129       18,398,858
                                                                                      -------------    -------------
Total investments in affiliates                                                          16,258,390       26,914,590

                                                                                      -------------    -------------
Total investments                                                                       152,584,720      168,252,199

Cash and cash equivalents                                                                                 89,556,522
Subscriptions receivable for common shares                                                                 9,000,000
Accrued interest income on securities of unaffiliated issuers                                              2,558,662
Accrued interest income on securities of affiliated issuers                                                    2,888
Prepaid expenses and other assets                                                                             20,870
Deferred debt issuance costs                                                                               2,116,530
                                                                                                       -------------
Total assets                                                                                             271,507,671
                                                                                                       -------------

Liabilities

Credit facility payable                                                                                   75,000,000
Payable for investment securities purchased                                                               13,368,639
Performance fees payable                                                                                   4,427,886
Dividends payable                                                                                          3,500,000
Management fees payable                                                                                      300,000
Open option contracts written                                                                                173,625
Accrued expenses and other liabilities                                                                       732,007
                                                                                                       -------------
Total liabilities                                                                                         97,502,157
                                                                                                       -------------

Preferred Stock

Auction rate money market preferred stock; liquidation preference $50,000/share;
   unlimited shares authorized, 700 shares issued and outstanding                                         35,000,000
Accumulated dividends on auction rate money market preferred stock                                            15,089
Series S, liquidation preference $1,000/share; 1 share authorized, no shares issued
   and outstanding                                                                                                --
Series Z, liquidation preference $500/share; 500 shares authorized, 312 shares
   issued and outstanding                                                                                    156,000
Accumulated dividends on Series Z preferred stock                                                             13,694
                                                                                                       -------------
Total preferred stock                                                                                     35,184,783
                                                                                                       -------------

Net assets applicable to common shareholders                                                           $ 138,820,731
                                                                                                       =============

Composition of net assets applicable to common shareholders:
Common stock, $0.001 par value; unlimited shares authorized; 235,627.363 shares
   issued and outstanding; 16,335.192 shares subscribed and pending issuance                           $         252
Paid-in capital in excess of par                                                                         127,261,787
Distributions in excess of net investment income                                                          (3,906,379)
Accumulated net realized gain on investments                                                                      --
Accumulated net unrealized gain on investments                                                            15,493,854
Accumulated dividends to preferred shareholders                                                              (28,783)
                                                                                                       -------------
Net assets applicable to common shareholders                                                           $ 138,820,731
                                                                                                       =============

Common stock, NAV per share                                                                            $      550.96

See accompanying notes.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

         Statement of Investments in Securities of Unaffiliated Issuers

                               September 30, 2005

         Showing Percentage of Total Cash and Investments of the Company

                                                                                                                      Percent of
                                                                                          Principal       Fair         Cash and
Security                                                                                   Amount         Value      Investments
--------------------------------------------------------------------------------------------------------------------------------
Debt Securities (54.66%)
------------------------
Bank Debt (34.25%) (1)
Personal Transportation (18.4%)
Delta Airlines, Inc. DIP Term Loan C, Prime + 8.25%, due 3/16/08
   (Acquired 9/23/05, Amortized Cost $23,382,789)                                       $ 23,738,872   $ 24,272,997    9.41%
Northwest Airlines, Inc. 1st Preferred Mortgage, 12.19%, due 10/12/16
   (Acquired 10/12/04, Amortized Cost $12,803,299)(2)                                   $ 12,920,976     12,856,371    4.98%
Northwest Airlines, Inc. 1st Preferred Mortgage, 12.19%, due 11/19/17
   (Acquired 11/19/04, Amortized Cost $7,383,145)(2)                                    $  7,471,999      7,434,639    2.88%
   (Acquired 2/28/05, Amortized Cost $1,118,709)(2)                                     $  1,132,173      1,126,511    0.44%
   (Acquired 6/22/05, Amortized Cost $1,345,166)(2)                                     $  1,361,354      1,354,548    0.53%
   (Acquired 8/5/05, Amortized Cost $419,135)(2)                                        $    424,179        422,058    0.16%
                                                                                                       ------------
Total Personal Transportation                                                                            47,467,124

Printing/Publishing (5.15%)
Weekly Reader Corp. Tranche B Term Loan, LIBOR + 8.5% + 1% PIK,
    due 7/22/09
   (Acquired 7/22/05, Amortized Cost $13,353,116)                                       $ 13,353,116     13,286,350    5.15%

Telecommunications (4.86%)
Integra Telecom, Inc. 1st Lien Senior Secured Term Loan,
    LIBOR + 7% Cash + 2% PIK, due 9/14/09
   (Acquired 9/20/04, Amortized Cost $12,441,251)                                       $ 12,596,059     12,533,079    4.86%

Utilities (5.84%)
La Paloma Generating Co. Residual Bank Debt
   (Acquired 2/2/05, 3/18/05, and 5/6/05, Cost $10,761,819)(2)                          $ 13,201,294     11,910,012    4.62%
Mach Gen, LLC Bank Debt
   (Acquired 8/17/05, Cost $2,929,296)                                                  $  2,477,206      3,133,666    1.22%
                                                                                                       ------------
Total Utilities                                                                                          15,043,678

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

   Statement of Investments in Securities of Unaffiliated Issuers (continued)

                               September 30, 2005

         Showing Percentage of Total Cash and Investments of the Company

                                                                               Principal                           Percent of
                                                                                Amount             Fair             Cash and
Security                                                                       or Shares           Value           Investments
--------------------------------------------------------------------------------------------------------------------------------
Debt Securities (continued)
---------------------------
Corporate Fixed Income Securities (20.41%)
Automobiles (3.33%)
Eagle Picher Holdings, Inc. Senior Notes, 9.75%, due 9/1/13(2)               $  11,627,000    $   8,574,913            3.33%

Diversified/Conglomerate Service (1.25%)
Mastec, Inc. Senior Sub. Notes, 7.75%, due 2/1/08                            $   3,230,000        3,217,888            1.25%

Leisure, Amusement, Motion Pictures and Entertainment (4.68%)
Bally Total Fitness Holdings, Inc. Senior Sub. Notes, 9.875%, due 10/15/07   $  13,104,000       12,055,680            4.68%

Printing/Publishing (0.23%)
Phoenix Color Corp. Senior Subordinated Notes, 10.375%, due 2/1/09           $     634,000          586,450            0.23%

Utilities (7.62%)
Calpine Generating Co.
   Secured Notes, 11.50%, due 4/1/11                                         $   4,764,000        4,382,880            1.70%
   Secured Floating Rate Notes, LIBOR + 9%, due 4/1/11                       $  16,173,000       15,283,485            5.92%
                                                                                              -------------
Total Utilities                                                                                  19,666,365

Miscellaneous Securities (3.30%)
Miscellaneous Securities(3)                                                  $   9,915,000        8,500,564            3.30%
                                                                                              -------------
Total Debt Securities of Unaffiliated Issuers (cost $136,063,847)                               140,932,091
                                                                                              -------------

Equity and Equity Related Securities (0.16%)
--------------------------------------------
Diversified/Conglomerate Manufacturing (0%)
Put Option for 345,049 Intentia International AB Series A Common Shares,
  expires 3/31/06 (Acquired 2/12/05, Cost $0) - (Sweden)(2),(4),(5)                      1               --            0.00%

Leisure, Amusement, Motion Pictures and Entertainment (0.16%)
Bally Total Fitness Holdings, Inc.  Restricted Common Stock(6)
   (Acquired 8/24/05, Amortized Cost $262,483)                                     120,960          405,516            0.16%

Utilities (0%)
Mach Gen Common Units(7)
   (Acquired 8/17/05, Amortized Cost $0)                                               201                1            0.00%
Mach Gen Preferred Units(7)
   (Acquired 8/17/05, Amortized Cost $0)                                               760                1            0.00%
                                                                                              -------------
Total Utilities                                                                                           2
                                                                                              -------------
Total Equity Securities of Unaffiliated Issuers (cost $262,483)                                     405,518
                                                                                              -------------

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

   Statement of Investments in Securities of Unaffiliated Issuers (continued)

                               September 30, 2005

         Showing Percentage of Total Cash and Investments of the Company

                                                                             Principal                   Percent of
                                                                               Amount         Fair        Cash and
Security                                                                     or Shares        Value      Investments
--------------------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents (34.74%)
----------------------------------
Abbey National Commercial Paper, 3.78%, due 10/7/05                        $ 12,000,000   $ 11,989,920     4.65%
American Express Commercial Paper, 3.73%, due 10/6/05                      $ 12,000,000     11,991,297     4.65%
ChevronTexaco Commercial Paper, 3.63%, due 10/5/05                         $ 10,000,000      9,994,958     3.88%
Citigroup Funding Commercial Paper, 3.82%, due 10/5/05                     $ 12,000,000     11,993,633     4.65%
GECC Commercial Paper, 3.7%, due 10/6/05                                   $  3,000,000      2,997,842     1.16%
GECC Commercial Paper, 3.65%, due 10/4/05                                  $  9,000,000      8,995,438     3.49%
Toyota Motor Credit Corp. Commercial Paper, 3.73%, due 10/17/05            $ 12,000,000     11,977,620     4.65%
UBS Finance Commercial Paper, 3.8%, due 10/6/05                            $  4,000,000      3,997,044     1.55%
UBS Finance Commercial Paper, 3.65%, due 10/24/05                          $  8,000,000      7,965,933     3.09%
Wells Fargo Certificate of Deposit, 3.65%, due 10/12/05                    $  6,000,000      6,000,000     2.33%
Wells Fargo Bank Overnight Repo, due 10/3/05                               $  1,310,833      1,310,833     0.51%
Cash Held on Account at Various Institutions                               $    342,004        342,004     0.13%
                                                                                          ------------
Total Cash and Cash Equivalents                                                             89,556,522
                                                                                          ------------
Total Cash and Investments in Securities of Unaffiliated Issuers                          $230,894,131    89.56%
                                                                                          ============

Notes to Statement of Investments in Securities of Unaffiliated Issuers:

(1) Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.
(2)   Non-income producing security.
(3)   Miscellaneous Securities is comprised of two unrestricted positions.
(4)   Denominated in Swedish Kronor, and converted to US Dollars.
(5) Acquired in connection with an open call option written by the Company, as discussed in Note 2 to the financial statements.
(6) Registration of this issue of restricted stock may be forced by a majority of the eligible holders of the issue by written notice to the issuer once the issuer becomes eligible to use a short form registration statement on Form S-3. On the date of acquisition, the Company owned $13,104,000 par of unrestricted Bally Total Fitness Holdings, Inc. 9.875% Senior Subordinated Notes, due 10/15/07, with a carrying value of $11,531,520.
(7) The Mach Gen common and preferred units are nondetachable from the Mach Gen bank debt listed above, and therefore may be considered to be subject to the same contractual restrictions.

Aggregate purchases and aggregate sales of securities of unaffiliated issuers, other than Government securities, totaled $157,275,228 and $39,861,443, respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities of unaffiliated issuers as of September 30, 2005 was $88,735,749, or 34.41% of total cash and investments of the Company.

See accompanying notes.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                   Statement of Investments in Affiliates (1)

                               September 30, 2005

         Showing Percentage of Total Cash and Investments of the Company

                                                                              Principal                   Percent of
                                                                                Amount         Fair        Cash and
Security                                                                      or Shares        Value     Investments
--------------------------------------------------------------------------------------------------------------------
Debt Securities (3.3%)
----------------------
Bank Debt (3.3%) (2)
Diversified/Conglomerate Manufacturing (3.3%)
Intentia International AB Secured Notes, LIBOR + 9%, due 9/14/09
   (Acquired 9/13/04, Amortized Cost $7,792,261) - (Sweden)                  $ 7,958,628   $ 8,515,732     3.30%
                                                                                           -----------
Total Debt Securities of Affiliates (cost $7,792,261)                                        8,515,732
                                                                                           -----------

Equity and Equity Related Securities (7.14%)
--------------------------------------------
Diversified/Conglomerate Manufacturing (7.14%)
Intentia International AB Series A Common
   (Acquired 9/13/04, Cost $1,757,708) - (Sweden)(3),(4),(5),(6)                 691,087     2,258,668     0.88%
Intentia International AB Series B Common
   (Acquired 9/13/04, Cost $6,708,421) - (Sweden)(3),(4),(5),(6)               5,531,086    16,140,190     6.26%
                                                                                           -----------
Total Equity and Equity Related Securities of Affiliates (cost $8,466,129)                  18,398,858
                                                                                           -----------

Total Investments in Securities of Affiliated Issuers (cost $16,258,390)                   $26,914,590    10.44%
                                                                                           ===========

Notes to Statement of Investments in Affiliates:

(1) The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.
(2) Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.
(3)   Investment is not a controlling position.
(4) Securities regulations temporarily restrict the sale of this security due to membership on the Board of Directors of the issuer by an affiliate of the Company.
(5)   Denominated in Swedish Kronor, and converted to US Dollars.
(6)   Non-income producing security.

Aggregate purchases and aggregate sales of securities of affiliated issuers, other than Government securities, totaled $1,573,272 and zero, respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities of affiliated issuers as of September 30, 2005 was $26,914,590, or 10.44% of total cash and investments of the Company.

See accompanying notes.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                             Statement of Operations

                      For the Year Ended September 30, 2005

Investment income:
   Interest income from investments in securities of unaffiliated issuers   $ 10,508,074
   Interest income from investments in affiliates                                952,396
   Income from original issue discount                                            82,107
   Other income                                                                  433,976
                                                                            ------------
Total interest and related investment income                                  11,976,553
                                                                            ------------

Operating expenses:
   Performance fees                                                            4,427,886
   Management fees                                                             3,600,000
   Legal fees, professional fees and due diligence expenses                      447,442
   Credit enhancement fees                                                       344,186
   Commitment fees                                                               334,111
   Interest expense                                                              330,932
   Amortization of deferred debt issuance costs                                  258,470
   Insurance expense                                                             257,023
   Directors fees                                                                112,250
   Custody fees                                                                   46,500
   Other operating expenses                                                      327,553
                                                                            ------------
Total expenses                                                                10,486,353
                                                                            ------------

Net investment income                                                          1,490,200

Net realized and unrealized gain on investments:
   Net realized gain on investments:
      Proceeds from sales, maturities and paydowns                            42,339,867
      Cost of investments sold, paid down, or matured                         39,861,443
                                                                            ------------
   Net realized gain on investments                                            2,478,424

   Change in net unrealized gain:
      Net unrealized gain, beginning of period                                 1,422,669
      Net unrealized gain, end of period                                      15,493,854
                                                                            ------------
   Net change in unrealized gain on investments                               14,071,185
                                                                            ------------
Net realized and unrealized gain on investments                               16,549,609
                                                                            ------------

Distributions to preferred shareholders                                         (910,623)
Net change in reserve for potential dividends to preferred shareholders          195,414
                                                                            ------------
Net increase in net assets applicable to common shareholders
   resulting from operations                                                $ 17,324,600
                                                                            ============

See accompanying notes

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                       Statements of Changes in Net Assets

                                                                                                         Period from
                                                                                   Year Ended        September 1, 2004 to
                                                                               September 30, 2005     September 30, 2004
                                                                                  -------------         -------------
Total common shareholder committed capital                                        $ 300,000,000         $ 300,000,000
                                                                                  =============         =============

Net assets applicable to common shareholders, beginning of period                 $  90,820,626         $          --

   Common shareholder contributions                                                  39,000,000            90,000,000
   Equity placement and offering costs charged to paid-in capital                    (1,324,495)              (68,000)
                                                                                  -------------         -------------
   Common shareholder contributions, net                                             37,675,505            89,932,000

   Net investment income (loss)                                                       1,490,200              (317,721)
   Net realized gain on investments                                                   2,478,424                 6,875
   Net change in unrealized gain on investments                                      14,071,185             1,422,669
   Distributions to preferred shareholders from net investment income                  (624,530)                   --
   Distributions to preferred shareholders from net realized gains                     (286,093)                   --
   Net change in reserve for potential dividends to preferred shareholders              195,414              (223,197)
                                                                                  -------------         -------------
   Net increase in net assets applicable to common shareholders resulting
      from operations                                                                17,324,600               888,626

   Distributions to common shareholders from net investment income                   (4,800,794)                   --
   Distributions to common shareholders from net realized gains                      (2,199,206)                   --
                                                                                  -------------         -------------
Net assets applicable to common shareholders, end of period (including distributions in excess of net investment income of $4,252,845 at
   September 30, 2005)                                                            $ 138,820,731         $  90,820,626
                                                                                  =============         =============

See accompanying notes

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                             Statement of Cash Flows

                      For the Year Ended September 30, 2005

Operating activities:
Net increase in net assets applicable to common shareholders
  resulting from operations                                                        $  17,324,600
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
    Net realized gain on investments                                                  (2,478,424)
    Net change in unrealized gain on investments                                     (14,071,185)
    Dividends paid to auction rate money market preferred shareholders                   910,623
    Income from original issue discount                                                  (82,107)
    Income from paid in-kind and other capitalized income                             (1,065,096)
    Amortization of deferred debt issuance costs                                         258,470
    Decrease in reserve for potential dividends to preferred shareholders               (195,414)
    Changes in assets and liabilities:
      Purchases of investment securities                                            (158,848,500)
      Proceeds from sales, maturities and paydowns of investment securities           42,339,867
      Decrease in prepaid expenses and other assets                                      217,250
      Increase in accrued interest income                                             (2,319,615)
      Decrease in receivable for investment securities sold                              218,533
      Increase in payable for securities purchased                                    13,368,639
      Increase in performance fee payable                                              4,427,886
      Decrease in directors fees payable                                                 (19,157)
      Increase in accrued expenses and other liabilities                                 540,348
                                                                                   -------------
Net cash used in operating activities                                                (99,473,282)
                                                                                   -------------

Financing activities:
Proceeds from issuance of common shares                                               60,000,000
Dividends to common shareholders                                                      (3,500,000)
Payments for equity placement and offering costs                                      (1,324,495)
Payments for debt issuance costs                                                      (2,375,000)
Proceeds from draws on credit facility                                               227,000,000
Paydowns on credit facility                                                         (152,000,000)
Proceeds from issuance of auction rate money market preferred shares                  35,000,000
Dividends paid to auction rate money market preferred shareholders                      (910,623)
                                                                                   -------------
Net cash provided by financing activities                                            161,889,882
                                                                                   -------------

Net increase in cash and cash equivalents                                             62,416,600
Cash and cash equivalents at beginning of period                                      27,139,922
                                                                                   -------------
Cash and cash equivalents at end of period                                         $  89,556,522
                                                                                   =============

See accompanying notes

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                          Notes to Financial Statements

                               September 30, 2005

1. Organization and Nature of Operations

Special Value Expansion Fund, LLC (the "Company"), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Company has elected to be treated as a regulated investment company ("RIC") for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on August 12, 2004. Investment operations commenced and initial funding was received on September 1, 2004. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure. GMAM Investment Funds Trust II ("GMAM") owns 99.5% of the Company's common shares.

Tennenbaum Capital Partners, LLC ("TCP") serves as the Investment Manager of the Company. TCP is controlled and managed by Tennenbaum & Co., LLC ("Tennenbaum & Co.") and certain affiliates. The Company, TCP, Tennenbaum & Co., and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of four persons, three of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company's Directors. The remaining Directors of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

Total maximum capitalization of the Company is targeted at $600 million, consisting of $300 million of capital committed by investors to purchase the Company's common shares, $100 million of Auction Rate Money Market Preferred Shares ("APS"), $200 million under a Senior Secured Revolving Credit Facility (the "Senior Facility"), $156,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7). The contributed investor capital, APS and the amount drawn under the Senior Facility

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                    Notes to Financial Statements (continued)

                               September 30, 2005

1. Organization and Nature of Operations (continued)

are to be used to purchase Company investments and to pay certain fees and expenses of the Company. Substantially all of these investments will be included in the collateral for the Senior Facility and are available to pay certain fees and expenses of the Company incurred in connection with its organization and capitalization. At September 30, 2005, there was $75 million outstanding under the Senior Facility.

Credit enhancement with respect to the APS and Senior Facility is provided by a AAA/Aaa rated monoline insurer (the "Insurer") through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer. Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility. The cost of the surety polices is 0.11% for unutilized portions of the Money Market preferred shares and the Senior Facility and 0.24% for the outstanding portions of those sources of capital.

The Company will liquidate and distribute its assets and will be dissolved at September 1, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company's equity interests. However, the Operating Agreement will prohibit the liquidation of the Company prior to September 1, 2014 if the APS are not redeemed in full prior to such liquidation.

Investor Capital

Investors have committed to purchase $300 million of the Company's common shares over a two-year period on dates specified by the Company. On September 1, 2004, each investor contributed 20% of its capital commitment to purchase common shares, and an additional 10% of the common share commitment was received by the Company by November 1, 2004. The Company called an additional 3.33% of the common share commitment on March 18, 2005. On April 18, 2005, this call was amended and increased to 10% of the common share commitment, and the full amount was received on or about May 2, 2005. The Company called an additional 3% of the common share commitment on September 30, 2005, which it expects to receive on or about November 1, 2005. The Company expects to call and receive the remaining 57% of the common share commitments by September 1, 2006. At September 30, 2005, the ratio of contributed to committed capital is 0.43:1.

Auction Rate Money Market Preferred Capital

At September 30, 2005, the Company had 700 shares of APS issued and outstanding with a liquidation preference of $50,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to certain limitations. Additionally, under certain conditions, the

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                    Notes to Financial Statements (continued)

                               September 30, 2005

1. Organization and Nature of Operations (continued)

Company may be required to either redeem certain of the APS or repay indebtedness, at the Company's option. Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. As of September 30, 2005, the Company was in full compliance with such requirements.

The auction agent receives a fee from the Company for its services in connection with auctions of APS and compensates broker-dealers at an annual rate of 0.25% of the purchase price of the shares of the APS that are issued and outstanding. The Company has entered into an agreement with a major broker-dealer to underwrite initial issuances of the APS for a two-year period based on an agreed-upon drawdown schedule and subject to certain criteria.

The issuances of the APS are expected to total $100 million of the Company's total capitalization. On November 17, 2004, the Company received $35.0 million upon issuance of 700 shares of APS.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying audited financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). In the opinion of the Investment Manager, the audited financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of September 30, 2005, and the results of its operations, changes in net assets and cash flows for the year then ended. The following is a summary of the significant accounting policies of the Company.

Investment Valuation

Management values investments held by the Company based upon the principles and methods of valuation set forth in policies adopted by the Company's Board of Directors and in conformity with the Senior Facility and Statement of Preferences for the APS.

Investments listed on a recognized exchange, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                    Notes to Financial Statements (continued)

                               September 30, 2005

2. Summary of Significant Accounting Policies (continued)

Liquid investments not listed on a recognized exchange are valued by an approved nationally recognized security pricing service or by using either the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker-dealers. At September 30, 2005, all investments were valued based on prices from a nationally recognized exchange or nationally recognized third-party pricing service.

Investments not listed on a recognized exchange nor priced by an approved source ("Unquoted Investments") are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

a) for semi-liquid investment positions with a value of $15 million or greater but less than $30 million, the most recent quote provided by an approved investment banking firm;

b) for semi-liquid investment positions with a value greater than $30 million, the most recent valuation provided by an approved third-party appraisal; and

c) for illiquid investment positions with a value of $15 million or greater, the most recent valuation provided by an approved third-party appraisal.

However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third-party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Company.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors. Fair value is generally defined as the amount for which an investment could be sold in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Company's assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager's valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The Investment Manager generally uses three methods to fair value securities:

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                    Notes to Financial Statements (continued)

                               September 30, 2005

2. Summary of Significant Accounting Policies (continued)

(i) Cost Method. The cost method is based on the original cost of the securities to the Company. This method is generally used in the early stages of a portfolio company's development until significant positive or negative events occur subsequent to the date of the original investment by the Company in such company that dictate a change to another valuation method.

(ii) Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company's securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii) Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company's securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the securities sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company's policy that

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                    Notes to Financial Statements (continued)

                               September 30, 2005

2. Summary of Significant Accounting Policies (continued)

its custodian takes possession of the underlying collateral securities, for which the fair value exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Investments in Restricted Securities

The Company may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of both the Statement of Investments in Securities of Unaffiliated Issuers and the Statement of Investments in Affiliates. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Investments in Foreign Securities

The Company invests in securities traded in foreign countries and denominated in foreign currencies. At September 30, 2005, investments denominated in foreign currencies totaled approximately 7.2% of the Company's total cash and investments. All such open positions are converted at the closing rate in effect on September 30, 2005 and reported in U.S. dollars. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S dollars on the respective dates of such transactions. As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuations in foreign exchange rates. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Net unrealized foreign currency losses of $463,751 were included in unrealized gains on investments at September 30, 2005.

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                    Notes to Financial Statements (continued)

                               September 30, 2005

2. Summary of Significant Accounting Policies (continued)

Open Option Contracts Written

During the year ended September 30, 2005, the Company entered into a put/call agreement with an unaffiliated counterparty with respect to certain shares held by the Company. Under the terms of the agreement, either the counterparty or the Company may cause a sale to the counterparty of 345,049 Series A common shares of Intentia International AB held by the Company at a variable strike price that increases at a rate of 12% per year, subject to certain conditions. The current agreement expires on March 31, 2006. At September 30, 2005, the strike price was equivalent to $2.77 per share, resulting in a liability of $173,625 with respect to the call option written, as reflected in the Statement of Assets and Liabilities. Accordingly, the put option had no value at September 30, 2005, and the written call option effectively reduced the unrealized gain on the Intentia Series A common shares by $173,625. While the written call option is not reflected in the Statements of Investments, the resulting liability reduces the Fund's overall unrealized gain on investments.

Debt Issuance Costs

Costs of $2.4 million were incurred in connection with placing the Company's Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Company's operations.

Equity Placement and Offering Costs

Placement costs for the Company's APS capital were $1.0 million. Offering costs totaled $0.4 million. These costs were charged to paid-in capital.

Organization Costs

Organization costs of $0.3 million were incurred in connection with the formation of the Company and expensed to operations at the inception of the fund.

Purchase Discounts

The majority of the Fund's high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                    Notes to Financial Statements (continued)

                               September 30, 2005

2. Summary of Significant Accounting Policies (continued)

bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Company considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Dividends to Common Shareholders

Dividends and distributions to common shareholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors and is generally based upon the taxable earnings estimated by the Investment Manager. Net realized capital gains are distributed at least annually. On December 30, 2004, the Board of Directors declared a dividend to common shareholders in the amount of $2.5 million, which was paid on January 31, 2005. The Company paid a second dividend to common shareholders in the amount of $1.0 million on June 30, 2005. On September 30, 2005, the Board of Directors declared a dividend to common shareholders in the amount of $3.5 million, which was paid on October 13, 2005.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                    Notes to Financial Statements (continued)

                               September 30, 2005

2. Summary of Significant Accounting Policies (continued)

United States of America. Capital accounts within the financial statements are adjusted for permanent book and tax differences. These adjustments have no impact on net assets or the results of operations.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions, the timing of the deductibility of certain expenses, and the recognition of dividends declared but not paid, and will reverse in subsequent periods.

Permanent book and tax basis differences may result in reclassifications among undistributed (or distributions in excess of) net investment income, accumulated net realized gain, and paid-in capital. These differences are primarily due to nondeductible expenses and differing book and tax treatments for short-term realized gains.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at September 30, 2005 were as follows:

            Unrealized appreciation            $  15,911,271
            Unrealized depreciation                 (417,417)
                                               -------------
            Net unrealized appreciation           15,493,854
                                               -------------

            Cost                               $ 151,587,939

During the year ended September 30, 2005, the Company declared distributions to APS holders and common shareholders of $910,623 and $7,000,000, respectively, of which $910,623 and $3,500,000, respectively, was paid during the year and treated as distributions of ordinary income for federal income tax purposes. The remaining $3,500,000 in distributions to common shareholders was paid on October 13, 2005. The Company made no distributions during the period from September 1, 2004 (commencement of operations) through September 30, 2004. Tax-basis undistributed ordinary income at September 30, 2005 was $4,021,507.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                    Notes to Financial Statements (continued)

                               September 30, 2005

3. Allocations and Distributions

On May 9, 2005, the Series S preferred share (see Note 7) was retired and the Investment Management Agreement was amended such that all amounts formerly distributable to the Series S preferred shareholder as set forth in such agreement became payable to the Investment Manager as a performance fee. Accordingly, distributions made to common shareholders and performance fees distributable to the Investment Manager with respect to any accounting period are determined as follows:

a) First, 100% to the common shareholders based on their respective proportionate capital contributions as of the end of such accounting period until the amount distributed to each common shareholder, together with amounts previously distributed to such shareholder, equals a 12% annual weighted-average return on undistributed capital attributable to the common shares;

b) Then, 100% to the Investment Manager as a performance fee until the cumulative amount of such fees equals 25% of all amounts previously distributed to the common shareholders pursuant to clause (a) above; and

c) All remaining amounts: (i) 80% to the common shareholders based on their proportionate capital contributions as of the end of such accounting period and (ii) 20% to the Investment Manager as performance fee.

The timing of distributions is determined by the Board of Directors. If the Company had liquidated all assets at September 30, 2005, performance fees payable to the Investment Manager would have been $4,427,886. A liability for this amount is reflected in the accompanying financial statements.

The retirement of the Series S share and corresponding amendment to the Investment Management Agreement as discussed above had no impact on any shareholder other than the Series S preferred shareholder.

The APS dividend rate is determined by auction at periodic intervals and was 3.9% per annum as of September 30, 2005.

The Series Z share dividend rate is fixed at 8% per annum.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                    Notes to Financial Statements (continued)

                               September 30, 2005

4. Management Fees and Other Expenses

Pursuant to the advisory agreement, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 0.60% of the sum of the total common commitments, APS and debt potentially issuable in respect of such common commitments, subject to reduction by the amount of the debt when no facility is outstanding and the amount of APS when less than $1 million in liquidation value of preferred stock is outstanding. For purposes of computing the management fee, total committed capital is $600 million consisting of $300 million of capital committed by investors to purchase the Company's common shares, $100 million of APS and $200 million of debt. In addition, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers' and finders' fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5. Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility ("Senior Facility"). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $200 million ("Total Maximum Commitment"), subject to certain draw down criteria. Amounts drawn under the Senior Facility may be repaid, in whole or in part, at the election of the Company, and redrawn subject to the draw down criteria. The Senior Facility matures November 17, 2012, subject to extension by the lenders at the request of the Company for one 12-month period. Amounts outstanding under the Senior Facility at September 30, 2005 totaled $75 million, consisting of a $60 million revolving loan due on October 31, 2005 and $15 million borrowed on the swingline facility which was due to be repaid or converted to a revolving loan by the Company no later than October 20, 2005. As of September 30, 2005, interest payable on amounts outstanding under the Senior Facility was $17,803. For the year ended September 30, 2005, daily weighted-average debt outstanding was $9,479,452. The weighted-average interest rate on debt outstanding during the period was 3.44%.

Advances under the Senior Facility bear interest, at the issuer's option, at either (i) the Eurodollar Rate or Commercial Paper Rate for interest periods of one, two, three, or six months plus 0.43% per annum; or (ii) the higher of (x) the "Prime Rate" plus 0.43% per annum and (y) the "Federal Funds Effective Rate," plus 0.50% per annum. Additionally, advances under the swingline facility will bear interest at either the Eurodollar Rate or

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                    Notes to Financial Statements (continued)

                               September 30, 2005

5. Senior Secured Revolving Credit Facility (continued)

Commercial Paper Rate plus 0.43% per annum. Interest payments vary from monthly to quarterly based on the nature of the advance.

In addition to amounts due on outstanding debt, the Senior Facility accrues fees of 0.20% per annum for the first 550 days following the inception of the credit agreement, and 0.30% thereafter, on the difference between the Total Maximum Commitment and the outstanding balance on the Senior Facility, provided that certain minimum borrowing amounts are achieved based on the table below. In the event the minimum borrowing amounts are not met or exceeded during the respective fee periods, the fees will accrue at 0.43% per annum on the Minimum Borrowing Amount as defined in the table below, in addition to 0.20% per annum for the first 550 days following the inception of the credit agreement, and 0.30% thereafter on the difference between the Total Maximum Commitment and the Minimum Borrowing Amount.

Period                                       Minimum Borrowing Amount
---------------------------------------      --------------------------------
From Closing Date to End of Month 10
   following the Closing Date                0% of Total Maximum Commitment

From Beginning of Month 11 to End of
   Month 15 following the Closing Date       15% of Total Maximum Commitment

From Beginning of Month 16 to End of
   Month 20 following the Closing Date       30% of Total Maximum Commitment

From Beginning of Month 21 to End of
   Month 24 following the Closing Date       40% of Total Maximum Commitment

From Beginning of Month 25 to Maturity       75% of Total Maximum Commitment

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company's securities activities involve execution, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers, and the Company's custodian. These activities may

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                    Notes to Financial Statements (continued)

                               September 30, 2005

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

7. Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 312 Series Z preferred shares authorized, issued and outstanding as of September 30, 2005.

Series S Preferred Share

The Company had issued one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates. On May 9, 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share. Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance fee currently payable to the Investment Manager pursuant to Note 3, above. The Series S preferred share ranked on par with the APS and Series Z preferred shares and voted with them as a single class. The Series S preferred share was redeemable at liquidation preference at any time if the investment advisory agreement with TCP was terminated for any reason. The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Series Z Preferred Shares

The Company issued 312 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 8% of liquidation preference. The Series Z preferred shares rank on par with the APS and the Series S preferred share with respect to the payment of dividends and distribution of amounts on liquidation, and vote with the APS and Series S preferred share as a single class. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                    Notes to Financial Statements (continued)

                               September 30, 2005

8. Shareholder's Capital

Issuances of common stock to and subscriptions of common stock by the Company's investors for the periods ending September 30, 2005 and 2004 were as follows:

--------------------------------------------------------------------------------------------------------------
                                                                                              Period from
                                                                                            September 1, 2004
                                                                                            (commencement of
                                                                          Year Ended         operations) to
                                                                      September 30, 2005    September 30, 2004
--------------------------------------------------------------------------------------------------------------
Number of common shares issued                                                115,627              120,000
Number of common shares subscribed and pending issuance                        16,335               58,275
Less: number of common shares subscribed in prior period                      (58,275)                  --
--------------------------------------------------------------------------------------------------------------
Net increase                                                                   73,687              178,275
--------------------------------------------------------------------------------------------------------------

Gross proceeds from share issuance                                       $ 60,000,000         $ 60,000,000
Subscription receivable for common shares                                   9,000,000           30,000,000
Less: proceeds from shares subscribed in prior period                     (30,000,000)                  --
Offering costs                                                               (392,495)                  --
APS placement costs                                                          (932,000)             (68,000)
--------------------------------------------------------------------------------------------------------------
Net proceeds                                                             $ 37,675,505         $ 89,932,000
==============================================================================================================

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                    Notes to Financial Statements (continued)

                               September 30, 2005

9. Financial Highlights

                                                                                               Period from
                                                                                            September 1, 2004
                                                                          Year Ended                to
                                                                      September 30, 2005    September 30, 2004
                                                                        -------------         -------------
Net assets applicable to common shareholders, beginning
   of period                                                            $  90,820,626         $          --

Contributions from common shareholders:
      Gross contributions                                                  39,000,000            90,000,000
      Decrease in net assets from equity placement and offering
         costs charged to paid-in capital                                  (1,324,495)              (68,000)
                                                                        -------------         -------------
Net common shareholder contributions                                       37,675,505            89,932,000

Investment operations:

      Net investment income (loss)                                          1,490,200              (317,721)
      Net realized and unrealized gain                                     16,549,609             1,429,544
      Distributions to preferred shareholders from net
         investment income                                                   (624,530)                   --
      Distributions to preferred shareholders from net
         realized gains                                                      (286,093)                   --
      Net change in reserve for potential dividends to preferred
         shareholders                                                         195,414              (223,197)
                                                                        -------------         -------------
Net increase in net assets applicable to common
         shareholders capital resulting from operations                    17,324,600               888,626

Distributions to common shareholders:
      Distributions from net investment income                             (4,800,794)                   --
      Distributions from net realized gains                                (2,199,206)                   --
                                                                        -------------         -------------
Total distributions to common shareholders                                 (7,000,000)                   --

                                                                        -------------         -------------
Net assets applicable to common shareholders, end of period             $ 138,820,731         $  90,820,626
                                                                        =============         =============

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                    Notes to Financial Statements (continued)

                               September 30, 2005

9. Financial Highlights (continued)

                                                                                            Period from
                                                                                         September 1, 2004
                                                                    Year Ended                   to
                                                                September 30, 2005       September 30, 2004
                                                                 ---------------          ---------------
Per Common Share: (1)
Net asset value, beginning of period                             $        509.44          $        499.43

Investment operations:
      Net investment income (loss)                                          8.43                    (2.65)
      Net realized and unrealized gain                                     79.06                    14.52
      Distributions to preferred shareholders from net
         investment income                                                 (2.92)                      --
      Distributions to preferred shareholders from net
         realized gains                                                    (1.34)                      --
      Net change in reserve for potential dividends to
         preferred shareholders                                            (1.16)                   (1.86)
                                                                 ---------------          ---------------
Total from investment operations                                           82.07                    10.01

Distributions to common shareholders:
      Distributions from net investment income                            (22.71)                      --
      Distributions from net realized gains                               (10.41)                      --
                                                                 ---------------          ---------------
Total distributions to common shareholders                                (33.12)                      --

Decrease in net assets from equity placement and offering
      costs charged to paid-in capital                                     (7.43)                      --
                                                                 ---------------          ---------------
Net asset value, end of period                                   $        550.96          $        509.44
                                                                 ===============          ===============

Period return to common shareholders(2), (3)                               16.41%                    1.48%
Period return on invested assets(3), (4)                                   28.35%                    9.14%

Ratios and Supplemental Data:

Ending net assets attributable to common shareholders            $   138,820,731          $    90,820,626
Total expenses / average common equity(5)                                   9.57%                   13.49%
Net investment income (loss) / average common equity(5)                     1.36%                   (8.08%)
Portfolio turnover rate(3)                                                 13.73%                    1.22%
Weighted-average debt outstanding                                $     9,479,452          $            --
Weighted-average number of shares                                        202,102                  120,000
Average debt per share                                           $         46.90          $            --

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                    Notes to Financial Statements (continued)

                               September 30, 2005

9. Financial Highlights (continued)

Annualized Inception to Date Performance Data as of September 30, 2005:

Internal rate of return (6)                          13.10%
Return on common equity (2)                          16.63%
Return on invested assets (4)                        36.49%

Asset Coverage:

                                                                    September 30,
                                                           ------------------------------
                                                                2005               2004
                                                           -----------        -----------
Series A Preferred Stock:
      Shares outstanding                                           700                 --
      Involuntary liquidation value per share              $    50,022                n/a
      Asset coverage per share                             $   113,025                n/a

Series S Preferred Stock:
      Shares outstanding                                            --                  1
      Involuntary liquidation value per share                      n/a        $   223,157
      Asset coverage per share                                     n/a        $53,530,412

Series Z Preferred Stock:
      Shares outstanding                                           312                312
      Involuntary liquidation value per share              $       544        $       503
      Asset coverage per share                             $     1,229        $   120,739

Senior Secured Revolving Credit Facility:
      Debt outstanding                                     $75,000,000                 --
      Asset coverage per $1,000 of debt outstanding        $     3,319                n/a

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                    Notes to Financial Statements (continued)

                               September 30, 2005

9. Financial Highlights (continued)

Notes to Financial Highlights:

(1) Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.
(2) Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis as described in Chapter 2 of the AIMR Performance Presentation Standards Handbook (1997).
(3)   Not annualized for periods of less than one year.
(4) Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.
(5) Annualized for periods of less than one year. These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in earlier periods, and net investment income to average net assets is reduced, due to the Company's relatively smaller capital base while the Company is ramping up.
(6) Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return ("IRR") is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced in earlier periods due to the equity placement and offering costs that were charged to paid-in capital and the organizational costs that were expensed at the inception of the fund. IRR is lower than return on equity as the equity placement and offering costs did not have a P&L impact on the return on equity calculation.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

             Portfolio Asset Allocation (% of Cash and Investments)
                                   (unaudited)

                               September 30, 2005

[PIE CHART]

Portfolio Holdings by Investment Type

Cash and Cash Equivalents                                34.74%
Bank Debt                                                37.57%
Corporate Fixed Income Securities                        20.40%
Equity and Equity Related Securities                      7.29%

[PIE CHART]

Portfolio Holdings by Industry

Cash and Cash Equivalents                                34.74%
Diversified/Conglomerate Manufacturing                   10.44%
Telecommunications                                        4.86%
Diversified/Conglomerate Service                          1.25%
Leisure, Amusement, Motion Pictures and Entertainment     4.83%
Personal Transportation                                  18.41%
Utilities                                                13.46%
Automobiles                                               3.33%
Printing/Publishing                                       5.38%
Miscellaneous                                             3.30%

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                             Directors and Officers
                                   (Unaudited)

      The Directors and executive officers of the Company are listed below. The Board of Directors governs the Company and is responsible for protecting the interests of shareholders. The Directors are experienced executives who meet periodically throughout the year to oversee the Company's activities, review contractual arrangements with service providers to the Company, and review the Company's performance. Each Director and executive officer serves for an indefinite term. Correspondence for each Director or officer may be sent to: c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405.

      The Company's Form N-2 includes more information about the Directors. Shareholders may request a free copy by calling (310) 566-1000. Collect calls for this purpose are accepted.

1. Independent Directors

Name (Age)
Principal Occupation(s)

Richard P. Bermingham (66)
- Year of Election or Appointment:  2004
- Director and Chairman of the Audit Committee of the Company. Mr. Bermingham retired in 1994 as CEO and President of Sizzler International, which was a $1 billion fast food enterprise. His career started at Sizzler as Vice President of Finance, having joined them after five years as an auditor with Arthur Andersen. During the past several years, Mr. Bermingham has been engaged in real estate development and investing activities as a private investor. He currently serves as a Director and Audit Committee Chairman of Herbalife International of America and Interactive Health, Inc., as well as a Director on the Boards of Encanto Restaurants and Jordano's. Mr. Bermingham has previously served as Vice Chairman of the Board of Directors of American Golf Corporation and as a Director and Audit Committee Chairman of Farr Company, National Golf Properties, American Coin Merchandising, and Genius Products. He has also served as a Director of Sanwa Bank, University of Colorado Foundation and Business School, Chief Executives Organization, and the Boy Scouts of America. He is a graduate of the University of Colorado. Mr. Bermingham oversees one portfolio in the fund complex.

Harold T. Bowling (70)
- Year of Election or Appointment:  2004
- Director and Audit Committee Member of the Company. Mr. Bowling retired in 1997 as President of Lockheed Martin Aeronautics International, previously serving as Director of Strategic Planning and Vice President, Corporate Development, where he was responsible for all merger and acquisition activity. He has a degree in aeronautical

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                       Directors and Officers (continued)
                                   (Unaudited)

engineering from the Georgia Institute of Technology and an M.B.A. from Georgia State University. He is a Director of Pemco Aviation Group, as well as its Vice-Chairman and is Chairman of both its Compensation and its Strategic Planning Committees. Also, he is a member of the Foundation Board of St. Joseph Hospital. Mr. Bowling oversees one portfolio in the fund complex.

L.R. Jalenak, Jr. (75)
- Year of Election or Appointment:  2004
- Director and Audit Committee Member of the Company. Mr. Jalenak retired in 1993 as Chairman of a subsidiary of Gibson Greetings Company. His background was in both sales and in general management. He previously served as a Director of Lufkin Industries, Perrigo Company, Dyersburg Corporation, First Funds, and Memphis Light, Gas & Water (where he was Chairman). He currently serves as a Director of Party City Corporation, as a Member of its Audit Committee, and as Chairman of its Compensation Committee. Mr. Jalenak also serves on other corporate boards as well as many civic and religious boards. He has a business degree from Tulane University and an M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Jalenak oversees one portfolio in the fund complex.

2. Interested Directors and Officers

Name (Age)
Principal Occupation(s)

Michael E. Tennenbaum (70)
- Year of Election or Appointment:  2004
- Director of the Company. Mr. Tennenbaum also serves as Senior Managing Partner and a voting member of the Investment Committee of TCP. Before forming TCP and its predecessor, Special Value Investment Management, LLC, he served for 32 years in various capacities at Bear Stearns including Vice Chairman, Investment Banking. His responsibilities at Bear Stearns included managing the firm's Risk Arbitrage Department, Investment Research Department, Options Department, and its Los Angeles Corporate Finance Department. While at Bear Stearns, Mr. Tennenbaum completed approximately 200 transactions in a variety of industries, including manufacturing, healthcare, gaming, energy, media, transportation and retailing. Mr. Tennenbaum's activities have included providing financial advisory services, advising on mergers, recapitalizations and private and public financings (both equity and debt), advising with respect to management buyouts, providing expert testimony and fairness opinions, and advising in respect of restructurings and insolvencies.

      Mr. Tennenbaum has served on the boards of many public and private companies including Bear Stearns Companies, Inc., Tosco Corporation, and Jenny Craig, Inc. He

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                       Directors and Officers (continued)
                                   (Unaudited)

currently serves as the Chairman of Pemco Aviation Group, Inc. and as a Vice Chairman of Party City Corporation and Chairman of Anacomp, Inc. While at Bear Stearns, Mr. Tennenbaum's clients included MGM Grand, for whom he helped raise financing for its $1 billion project in Las Vegas; the State of California, whom Mr. Tennenbaum advised on its lengthy privatization of Blue Cross of California; PSA, which was taken public and then was sold to U.S. Air; and Tosco Corporation, for whom he negotiated a significant recapitalization and refinancing. In addition, Mr. Tennenbaum structured and negotiated the sale of Wickes Companies, Inc. and the recapitalization of Jenny Craig, Inc.

      Mr. Tennenbaum is a Trustee Emeritus of the Georgia Tech Foundation and was Chairman of its Investment Committee. He is a Vice-Chairman of the Board of Governors of the Boys & Girls Clubs of America and Chairman of its investment group. He is a Member of the UCLA School of Medicine Board of Visitors, and was a member of the Harvard Business School Board of Associates. Mr. Tennenbaum was a Commissioner on the Intercity High-Speed Rail Commission for California and was Chairman of the California High-Speed Rail Authority. Further, he served as Chairman of the Special Financial Advisory Committee to the Mayor of Los Angeles.

      A graduate of the Georgia Institute of Technology with a degree in Industrial Engineering, Mr. Tennenbaum received an M.B.A. with honors from Harvard Business School. Mr. Tennenbaum oversees one portfolio in the fund complex as a director.

Mark K. Holdsworth (40)
- Year of Election or Appointment:  2004
- Authorized Person of the Company. Mr. Holdsworth is also a Founding Partner and Managing Partner TCP, and is a voting member of its Investment Committee. He also serves as a Director of Pemco Aviation Group, Inc. and as Chairman of its Finance Committee, as a Director of Anacomp, Inc., and as Chairman of the Board of Directors of International Wire Group, Inc. Prior to joining TCP in 1996, he was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm. Before employment with US Bancorp Libra, he worked as a generalist in Corporate Finance at Salomon Brothers, Inc., and earlier as an Associate at a Los Angeles real estate advisory firm. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an M.B.A. from Harvard Business School.

Howard M. Levkowitz (38)
- Year of Election or Appointment:  2004
- Director and President of the Company. Mr. Levkowitz is also a Founding Partner and Managing Partner of TCP, and is a voting member of its Investment Committee. He also serves as a Director of Party City Corporation and as Chairman of its Nominating Committee. Prior to joining TCP in the beginning of 1997, he was an attorney at Dewey

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                       Directors and Officers (continued)
                                   (Unaudited)

Ballantine. Mr. Levkowitz also serves as a Director of several non-profit organizations. Mr. Levkowitz has been the leader of and an active member of a number of restructuring committees. He received a B.A. in History with high honors from the University of Pennsylvania, a B.S. in Economics (concentration in finance) with high honors from the Wharton School, and a J.D. from the University of Southern California. Mr. Levkowitz oversees one portfolio in the fund complex as a director.

Hugh Steven Wilson (57)
- Year of Election or Appointment:  2005
- Chief Executive Officer of the Company. Mr. Wilson also serves as a Managing Partner and member of the Investment Committee of TCP. He retired from the international law firm of Latham & Watkins on January 1, 2005, where, as a senior partner, he had focused on mergers and acquisitions. He is the former Global Co-Chair of Latham & Watkins' Mergers and Acquisitions Practice Group and the former Chairman of both the national Litigation Department and the national Mergers and Acquisitions Litigation Practice Group. Mr. Wilson has served as Tennenbaum Capital Partners' primary outside counsel since its inception. He received a J.D. degree from the University of Chicago Law School in 1971, where he was a member of the law review and Order of the Coif. Mr. Wilson received a Master of Laws degree from Harvard Law School in 1972 and a B.A. from Indiana University in 1968.

Paul L. Davis (31)
- Year of Election or Appointment:  2004
- Chief Compliance Officer of the Company. Mr. Davis also serves as Chief Compliance Officer and Vice President, Finance of TCP. He was formerly employed as Corporate Controller of a publicly traded stock brokerage firm, following employment at Arthur Andersen, LLP as an auditor. He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

Robert G. DiPaolo (38)
- Year of Election or Appointment:  2004
- Chief Financial Officer of the Company. Mr. DiPaolo is also Chief Financial Officer of TCP and a member of its Investment Committee. Prior to joining TCP in 1999, he was a Vice President of TCW. Previously, Mr. DiPaolo was employed as an audit and business consulting manager at the Los Angeles office of Arthur Andersen & Co., where he conducted financial audits, due diligence reviews, and systems and controls assessments, and served as an instructor at the company's worldwide training center for the audit and consulting divisions. He graduated with a B.S. in Business Administration from the University of California at Riverside and is a Certified Public Accountant in the State of California.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                       Directors and Officers (continued)
                                   (Unaudited)

David A. Hollander (44)
- Year of Election or Appointment:  2004
- Secretary of the Company. Mr. Hollander also serves as a Director and as General Counsel of TCP, and is a member of its Investment Committee. Prior to joining TCP in 2002, he worked for 16 years as an attorney for O'Melveny & Myers LLP. He specialized in leveraged finance, insolvency, and mergers and acquisitions. He has advised creditors, debtors, and boards of directors. He played a major role in the Phar-Mor and the Excite@Home bankruptcy cases, the leveraged purchases of the Illinois Central Railroad and of Ralphs Grocery Company, and in the sale of MiniMed to Medtronic. He received a B.S. in Economics (concentration in Accounting) with highest honors from the Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School, where he was associate editor of the Stanford Law Review.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

        Changes in Persons Primarily Responsible for Portfolio Management
                                   (Unaudited)

      As disclosed in the Company's Registration Statement on Form N-2, investments of the Company are managed by TCP acting through the voting members of TCP's Investment Committee with respect to all assets (other than high quality fixed income instruments maturing in less than 367 days from purchase and other than hedging transactions) and utilizing the same macroeconomic and industry analysis together with an intensive bottom-up investment strategy which TCP employs on behalf of its other accounts and which TCP (and prior to its formation, TCO and Michael E. Tennenbaum) has employed since 1987. During the year ended September 30, 2005, Steven C. Chang and Jose E. Feliciano became voting members of TCP's Investment Committee. Their background and experience are as follows:

      Steven C. Chang is a Partner of TCP. Prior to joining TCP in 2002, he was a Principal at Barnard & Co., a private equity investment group managing approximately $2 billion focused on growth financings for information technology, business services, and communications companies. Prior to that, he was an analyst at Goldman, Sachs & Co. in Special Situations, a principal investment group focused on distressed strategies and capital structure arbitrage, and an investment banker in the Mergers & Acquisitions and Healthcare groups. Mr. Chang currently serves as a representative for TCP to the boards of Celerity Group, Inc., Information Resources, Inc., Intentia International AB, and ITC Deltacom, Inc.

      Mr. Chang is a graduate of Stanford University where he received both a B.S. and an M.S. in Biological Sciences, and an A.B. with Distinction in Quantitative Economics.

      Jose E. Feliciano is a Partner of TCP. Prior to joining TCP in 2001, he served as Chief Financial Officer for an Internet/software company, where he managed the finance, corporate development and human resource functions. Previously, he spent several years at Goldman, Sachs & Co. in the Mergers & Acquisitions and Corporate Finance departments and worked as an Associate at an international private equity firm that focused on providing growth capital for manufacturing, distribution, financial services and media companies. He is also a member of the Board of Trustees of the Neighborhood Youth Association, a Los Angeles-based non-profit organization.

      He received a B.S. in Mechanical & Aerospace Engineering (Magna Cum Laude) from Princeton University and an M.B.A. from the Graduate School of Business at Stanford University.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of directors has determined that Richard P. Bermingham is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent" pursuant to the general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $46,000 for fiscal year 2004 and $25,000 for fiscal year 2004.

      (b) Audit-Related Fees. Not applicable.

      (c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $17,884.29 for fiscal year 2005 and $10,741.84 for fiscal year 2004. The services comprising such fees included tax return preparation, related tax advice and planning, and miscellaneous tax advice and consulting including concerning various regulated investment company organizational and compliance issues.

      (d) All Other Fees. Not applicable.

      (e) (1) Audit Committee's pre-approval policies and procedures, pursuant to Item 4 of N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant's independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by Ernst & Young to the Registrant's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

      (e) (2) Not applicable.

      (f) Not applicable.

      (g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were: $17,884.29 for fiscal year 2005 and $10,741.84 for fiscal year 2004.

      (h) The Registrant's independent auditors did not provide non-audit services to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in Annual Shareholder Report in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


                        TENNENBAUM CAPITAL PARTNERS, LLC
                               PROXY VOTING POLICY

      This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940 (collectively "Tennenbaum") provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

      Special Value Opportunities Fund, LLC and Special Value Expansion Fund, LLC have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

      This policy is intended by Tennenbaum (i) to constitute "written policies and procedures" as described in Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the "1940 Act").

                                   DEFINITIONS

      "Client" means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client's account.

      "Compliance Officer" means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

      "Conflict of Interest" means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

      "Investment Committee" means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

      "Portfolio Manager" means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity's investment decisions.

      "Proxy Voting Coordinator" means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

      "Registered Fund" means any Client registered as an investment company under the 1940 Act.

      "Social Issues" means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

      "Tennenbaum" means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

      "Voting Results" means the specific information described under the caption "Accumulating Voting Results."

                                   OBJECTIVES

      This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

      This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum's personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

      A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy's voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum's judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment's value or (ii) the achievement of the Client's investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

      It is unlikely that conflicts of interest will arise in the context of Tennenbaum's proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

      In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, Tennenbaum's Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Tennenbaum's Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

      In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity's or account's investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

      In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

      The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

      (i) Collecting and assembling proxy statement and other communication t 6 12 pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

      (ii) Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

      (iii) Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

      (iv) Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

      (v) Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

      (vi) Participating in the annual review of the policy function as set forth in this policy.

      THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE'S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

      The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

      The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

Accumulating Voting Results

      The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

      (i)   The name of the issuer of the portfolio security;

      (ii)  The exchange ticker symbol of the portfolio security;

      (iii) The CUSIP number for the portfolio security;

      (iv)  The shareholder meeting date;

      (v)   A brief identification of the matter voted on;

      (vi)  Whether a vote was cast on the matter;

      (vii) How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

      (viii) Whether a vote was cast for or against management.

      The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee's approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

      The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment Committee's approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

      The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client's portfolio securities.

Annual Review of Policy Function

      The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

      (i) Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

      (ii) Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

      (iii) Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

      (iv) Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

      Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

      It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client's investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

      It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

      The Compliance Officer shall maintain the following records:

      (i)   Copies of this policy as from time to time revised or supplemented;

      (ii) A copy of each proxy statement that Tennenbaum receives regarding Client securities;

      (iii) Voting Results for each Client;

      (iv) A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

      (v) A copy of each written Client's request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum's response thereto;

      (vi)  Communications to Client respecting Conflicts of Interest; and

      (vii) All written reports arising from annual reviews of policy function.

      The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum' fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission's EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted August 19, 2004

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

      (b) None.

ITEM 12. EXHIBITS.

      (a) (1) Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

      (a) (2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as
Exhibit 99.CERT.

      (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Expansion Fund, LLC


By:  /s/ Hugh Steven Wilson
   ------------------------------------------
Name:  Hugh Steven Wilson
Title: Chief Executive Officer
Date:  December 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:  /s/ Hugh Steven Wilson
   ------------------------------------------
Name:  Hugh Steven Wilson
Title: Chief Executive Officer
Date:  December 8, 2005


By:  /s/ Robert G. DiPaolo
   ------------------------------------------
Name:  Robert G. DiPaolo
Title: Chief Financial Officer
Date:  December 8, 2005